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1127 Broadway Plaza, Suite 202



Tacoma, WA  98402



253.284.2000 Phone



253.722.5605 Fax




Insynq.com


December 14, 2004



Ted Davis
502 - 72 Street
Holmes Beach, FL  34217



Dear Ted:



This letter is to terminate our Consulting Agreement dated October 4, 2004 due to non-performance. Please return 1,500,000 shares of Insynq, Inc. common stock and sign below indicating your acknowledgement and agreement.




Sincerely,


/s/ M. Carroll Benton
M. Carroll Benton
Chief Administrative Officer






Acknowledged and Agreed


Ted Davis


/s/ Ted Davis
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